SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to
Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 6, 2012

YOUNG INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)
MISSOURI
(State or other jurisdiction of incorporation)

000-23213	43-1718931
(Commission File Number)	(I.R.S. Employer Identification Number)

13705 Shoreline Court East, Earth City, MO	63045
(Address of principal executive offices)	(Zip Code)
(314) 344-0010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 6, 2012, Young Innovations, Inc. (the “Company”) issued a press release announcing results for the fourth quarter and year ended December 31, 2011.  A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 8.01                      OTHER EVENTS.

On February 6, 2012, the Company issued a press release announcing that its Board of Directors approved a share repurchase program to purchase up to 500,000 shares of common stock.  The authorization will expire February 28, 2013 and replaces the current authorization which was scheduled to expire on July 31, 2012.

The Company also announced that its Board of Directors declared a quarterly dividend of $0.04 per share, payable March 15, 2012 to all shareholders of record on February 15, 2012.  A copy of the press release is furnished herewith as Exhibit 99.2.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit Number                                Description

99.1	Press release dated February 6, 2012 announcing results for the fourth quarter and year ended December 31, 2011.

99.2	Press release dated February 6, 2012 announcing quarterly dividend and share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Arthur L. Herbst, Jr.
Arthur L. Herbst, Jr.
President

Dated:  February 6, 2012